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                          SUPPLEMENT TO THE PROSPECTUS

                                       OF

                      KEYSTONE HIGH INCOME BOND FUND (B-4)

                                  (the "Fund")

         The section of the prospectus entitled "Portfolio Manager" under "Fund Management and Expenses" is hereby supplemented to reflect the following.

         Richard M. Cryan manages the Fund's portfolio and is responsible for the day-to-day management of the Fund. Mr. Cryan is a Keystone Senior Vice President and has more than 14 years of experience in fixed-income investing.

February 1, 1996